UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 6, 2002

CONSUMER DIRECT OF AMERICA

Nevada	88-0471353	000-32745

(State of Other of	(IRS Employer	(Commission File Number)
Incorporation)	Identification No.)

6330 South Sandhill Rd
Las Vegas, 89120

(Address of Principle
Executive Offices)

Registrant’s telephone number, including area code: (702) 547-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
INDEX TO EXHIBITS
EXHIBIT 2.1

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 6th 2002 Consumer Direct of America, a Nevada corporation (the “Registrant”) acquired Lending Servicing Corporation dba Las Vegas Mortgage (“LSC”) a Nevada corporation through a stock exchange and cash effected pursuant to an Acquisition Agreement dated June 6th 2002 (the “Agreement”). Pursuant to the Agreement the stockholders of LSC transferred to the Registrant all of the issued and outstanding shares of capital stock of LSC and the Registrant issued to the stockholder of LSC an aggregate of 2,400,000 shares of the common stock, par value $0.001, per share, of the Registrant and $100,000 in cash. The amount of consideration was determined by arms length negotiations between the Registrant and the stockholders of LSC.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements
Lending Services Corporation
Independent Auditors’ Report
Statement of Operations for the Year Ended December 31, 2001
Statement of Changes in Stockholders’ Equity for the year ended December 31, 2001
Statement of Cash Flows for the year ended December 31, 2001
Notes to Consolidated Financial Statements

(b)	Unaudited Pro Forma Condensed Financial Statements
Pro Forma Condensed Consolidated Balance Sheet as of June 6, 2002
Pro Forma Condensed Consolidated Statement of Operations
for the period January 1, 2002 through June 6, 2002
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Wayne K. Bailey

Wayne K. Bailey
Chief Financial Officer

Dated: February 24, 2004

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE

Report on Audit of
Financial Statements and
Supplemental Information

For the Years Ended
December 31, 2001

Prepared by
James R. Bonzo CPA
4086 Spring Leaf Drive
Las Vegas, NV 89147
(702) 367- 4483

TABLE OF CONTENTS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

FINANCIAL STATEMENTS

SUPPLEMENTAL INFORMATION

Page
Computation of Net Worth to Determine Compliance with HUD Net Worth Requirements	6
Notes to Financial Statements	7 - 9
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT ON INTERNAL ACCOUNTING CONTROL REQUIRED BY SEC RULE 17A-5	10 - 11

INDEPENDENT AUDITOR’S REPORT ON COMPLIANCE WITH SPECIFIC
REQUIREMENTS APPLICABLE TO MAJOR HUD PROGRAMS

To the Board of Directors
Lending Services Corporation dba Las Vegas Mortgage
Las Vegas, Nevada, U.S.A.

I have audited the accompanying balance sheet of Lending Services Corporation dba Las Vegas Mortgage as of year ended December 31, 2001 and the related statements of income and cash flows (and changes in corporations’ equity) (and analysis of net worth) for the year then ended. These financial statements are the responsibility of Lending Services Corporation dba Las Vegas Mortgage’s management. My responsibility is to express an Opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States and the Consolidated Audit Guide for Audits of HUD Programs (the “guide”) issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in July 1993. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lending Services Corporation dba Las Vegas Mortgage as of December 31, 2001, and the results of it’s operations and its cash flows and its (analysis of net worth/changes in corporation’s equity) for the year then ended in conformity with generally accepted accounting principles.

It is also my opinion, Lending Services Corporation dba Las Vegas Mortgage, complied, in all material respects, with the requirements described above that are applicable to each of its major HUD-assisted programs for the year ended December 31, 2001.

My audit was conducted for the purpose of forming an opinion on the basic financial statement taken as a whole. The supporting information included in the report (shown on page 2 through 7) are presented for the purposes of additional analysis and are not a required part of the basic financial statement of Lending Services Corporation dba Las Vegas Mortgage. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, I have also issued a report dated March 15, 2002 on my consideration of Silver State Financial Service’s internal controls and a report dated March 15, 2002 on it’s compliance with laws and regulations.

James R. Bonzo, CPA
Tin 88-0257376
Las Vegas, NV 89147
March 15, 2002

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE
STATEMENT OF ASSETS
December 31, 2001

		DECEMBER	DECEMBER
	ASSETS	31, 2001	31, 2000

CURRENT ASSETS
Cash and cash equivalents		68,013	59,246
Accounts receivable		20,429	5,456
Due from Destiny International		161,929	—

TOTAL CURRENT ASSETS		250,370	64,702
FIXED ASSETS
Art Work	2,600		2,600
Computer Programs	3,490		3,490
Computer System	19,339		15,133
Furniture & fixtures	48,775		32,867
Telephone System	28,428		27,041

TOTAL FIXED ASSETS	102,632		81,131
LESS: Accumulated Depreciation	(19,758)		(12,491)

NET FIXED ASSETS		82,874	68,640
OTHER ASSETS
Deposits – Utility	630		630
Pre-Paid Rent	2,458		3,156

NET OTHER ASSETS		3,088	3,786

TOTAL ASSETS		336,333	137,128

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE
STATEMENT OF LIABILITIES & CAPITAL
December 31, 2001

LIABILITIES AND CAPITAL

		DECEMBER	DECEMBER
	LIABILITIES	31, 2001	31, 2000

CURRENT LIABILITIES
Accounts payable		59,355	19,919
Due to Shareholder		13,000	0
Other Current Liabilities		9,256	9,367

TOTAL CURRENT LIABILITIES		81,611	29,286

TOTAL LIABILITIES		81,611	29,286

CAPITAL
Common Stock (25,000 shares – no par value		3,000	1,000
Additional Paid-in Capital		116,736	51,462
Retained Earnings		173,808	56,380
Treasury Stock		(38,822)	0

TOTAL CAPITAL		254,722	107,842

TOTAL LIABILITIES & CAPITAL		336,333	137,128

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE
STATEMENT OF REVENUE, EXPENSE AND RETAINED EARNINGS
PERIOD FROM 01-01-01 TO 12-31-01

	YEAR ENDED	YEAR ENDED
INCOME & EXPENSE	DECEMBER 31, 2001	DECEMBER 31, 2000

Revenue	7,846,821	1,168,351
NET REVENUE	7,846,821	1,168,351
GROSS PROFIT
EXPENSES
Advertising & Promotion	5,183	2,630
Appraisal Fees	10,655	16,810
Automobile Expenses	12,800	0
Bad Debt Expense	19,366	2,372
Bank Service Charges	1,211	485
Commissions	6,670,312	656,007
Computer Expense	21,060	16,073
Consulting	276,811	112,963
Contributions	1,750	0
Credit Reports	23,489	0
Depreciation	6,678	6,192
Dues & subscriptions	2,238	1,652
Equipment Rental	32,136	11,408
Insurance	6,709	5,253
Janitorial	5,422	4,418
Licenses & Permits	6,343	5,302
Miscellaneous	34,552	22,084
Outside Services	2,935	3,766
Payroll Expenses	221,875	79,132
Postage & Delivery	4,415	4,606
Printing	4,617	1,187
Processing Expenses	47,982	44,379
Professional Fees	63,765	30,463
Rent	100,193	42,952
Repairs	40,888	3,081
Seminars & Trainings	4,170	0
Supplies	34,991	30,088
Taxes Expense	5,144	0
Telephone	42,187	10,113
Travel & Entertainment	9,797	590
Utilities	9,718	2,919
TOTAL EXPENSES	7,729,394	1,116,925
NET INCOME LOSS	117,428	51,426
BEGINNING RETAINED EARNINGS	56,380	4,954
ENDING RETAINED EARNINGS	173,808	56,380

See accompanying accountant report

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE
STATEMENT OF CASH FLOWS
PERIOD FROM 01-01-01 TO 12-31-01

	PERIOD ENDED	PERIOD ENDED
	DECEMBER 31, 2001	DECEMBER 31, 2000

CASH FLOWS from OPERATING ACTIVITIES
Net Income	117,428	56,380
Adjustments fro non-cash transactions
Plus: depreciation	2,238	6,192
Change in Accounts Receivable	(128,716)	(174)
Change in Accounts Payable	39,436	13,977
Change in Other Current Liabilities	(111)	0
Net cash provided (used) by operating activities	30,274	76,375
Net cash provided (used) by investment activities		0
Change in Fixed Assets
Change in Additional Paid Capital	(21,501)	(20,136)
Net cash provided (used) by financing activities	(21,501)	450
Net Cash provided (used) during Year Ended 12-31-2001 & 2000	8,773	76,825
Cash at start of period	59,240	2,557
Cash at end of period	68,013	79,382

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE
COMPUTATION OF ADJUSTED NET WORTH
TO DETERMINE COMPLIANCE WITH
HUD NET WORTH REQUIREMENTS
December 31, 2001

	PERIOD ENDED	PERIOD ENDED
	DECEMBER 31, 2001	DECEMBER 31, 2000

Home Office	50,000	50,000
Add:
Branch Offices	0	0

Total	50,000	50,000

Net Worth Required (lessor of $250,000 or Line 3)
Owner’s Equity (Net Worth) per balance sheet	254,722	107,842
Adjusted Net Worth for HUD	254,722	107,842

Adjusted Net Worth Above amount required	204,722	57,842

See accompanying accountant report

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Business Activity – The Corporation began business April 1, 1998 in the state of Nevada. The Company is a HUD approved corporation providing financial services to the General Public. The following significant accounting policies have been followed in the p[reparation of the financial statements:

     Concentrations – The Company originates loans primarily in Las Vegas, Nevada. The concentration of the lending in this area increases the credit risk to which the Company is subject because a downturn in the real estate market in this area would have an adverse effect on the value of collateral securing loans. The Company considers these risks to be mitigated by several factors; including:

1.	Loans originated are generally secured by collateral with values significantly in excess of the original loan balance

2.	In instances in which this is not the case, the loans are generally insured by mortgage insurance

3.	Loans originated by the Company are generally sold without recourse to investors shortly following origination.

As a result, management believe that the concentration of lending in the area noted above is not expected to have a significant negative impact n the financial position of the Company in the foreseeable future.

     Depreciation, Property and Equipment – at cost – The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the accelerated method approved by the Internal Revenue Service. The useful lives of property and equipment for purposes of computing depreciation are:

Furniture, fixtures and equipment	7 years
Purchased Software	2 years

     Income Taxes – The Company has elected under applicable sections of the Internal Revenue Code to be taxed as a “C” Corporation. According to IRS guidelines, it has a tax liability for the 2001 tax year of $29,047.00. This tax liability is not shown on the balance sheet in accordance with HUD guidelines.

     Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

     Advertising Costs – The Company expenses all advertising costs as they are incurred. Total advertising costs for the year ended December 31, 2001 was $5,183.

See accompanying accountant report

LENDING SERVICES CORPORATION dba
LAS VEGAS MORTGAGE
NOTES TO THE FINANCIAL STATEMENTS (cont.)

NOTE 2 – OFFICE EQUIPMENT, FURNITURE AND FIXTURES

Office equipment, furniture and fixtures consisted of the following as of December 31, 2001:

Furniture	48,775
Computer Programs	3,490
Artwork	2,600
Telephone System	28,428
Computer Systems	19,339

Less: accumulated depreciation	(-19,758)

$82,874

Depreciation expense amounted to $6,678 for the year ended December 31, 2001.

James R. Bonzo
Certified Public Accountant

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON
INTERNAL CONTROL REQUIRED BY HUD-ASSISTED PROGRAMS

The Directors and Stockholders
Lending Services Corporation dba Las Vegas Mortgage
Las Vegas, Nevada

I have examined the financial statements of Lending Services Corporation dba Las Vegas Mortgage and have issued my report therein dated March 15. As part of my examination, I made a study and evaluation of the Company’s system of internal accounting control (which includes the procedures for safeguarding securities) to the extent I considered necessary to evaluate the system as required by generally accepted auditing standards. The purpose of my study and evaluation, which included obtains an understanding of the accounting system, was to determine the nature, timing and extent of auditing procedures necessary for expressing and opinions on the financial statements.

I also made a study of the practices and procedures followed by the Company in making the periodic computations of aggregated indebtedness and net capital under Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General. Those standards and the guide require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements and about whether Silver State Financial Services, Inc. complied with laws and regulations, non-compliance with which would be material to a HUD-assisted program.

The management of the Company is reasonable for establishing and maintaining a system of internal accounting control and the practices and procedures referred to in the proceeding paragraph. In fulfilling this responsibility, estimates and judgments in management are required to assess the expected benefits and related costs of controlled procedures and practices and whether those practices and procedures can be related costs of control procedures and practices and whether those practices and procedures can be expected to achieve the Commissions above-mentioned objectives. The objectives of a system and the practices and procedures are to provide management with reasonable, but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from the unauthorized use of disposition, and that transactions are executed in accordance with managements authorization and recorded properly to permit the preparation o financial systems in accordance with generally accepted accounting principles. HUD – assisted programs lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in any internal accounting control procedures or the practices and procedures referred to above, errors or irregularities may nevertheless occur and not be detected. Also, projections of any evaluations of them to future periods is subject to the risk that they may become inadequate because of changes in condition or that the degree of compliance with them may be deteriorated.

My study and evaluation made for the limited purpose described in the first paragraph would not necessarily disclose all material weaknesses in the system. Accordingly, I do not express an opinion on the system of internal accounting control of Lending Services Corporation dba Las Vegas Mortgage. However, my study and evaluation disclosed no condition that I believe to be a material weakness.

I understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by HUD – assisted programs to be adequate for it’s purpose and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, I believe that the Company’s practices and procedures were adequate at December 31, 2001. To meet HUD – assisted programs objectives.

This report is intended solely for the use and information of management and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

James R. Bonzo
Certified Public Accountant
March 15, 2002

(c ) EXHIBITS (in accordance with Item 601 of Regulation S-K)

2.1	Acquisition Agreement dated June 6, 2002, between the Registrant and the Former stockholders of Lending Services Incorporated.

The registrant agrees to furnish the schedules and exhibits to the Acquisition Agreement supplemental to the Securities and Exchange Commission upon request: provided, however, that the Registrant reserves the right to seek confidential treatment for those schedules and exhibits which it deems confidential.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CONSUMER DIRECT OF AMERICA

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED BALANCE SHEET
AS OF MAY 31, 2002

UNAUDITED

	CDA	LVM	LVRE	COMBINED

ASSETS
ASSETS:
Current assets:
Cash	$13,567	$(93,738)	$12,139	$(68,033)
Accounts receivable	317,186	24,818	—	342,004
Employee advances	4,500	—	—	4,500
Due from affiliates	474,864	165,100	—	639,964
Prepaid expenses	13,847	4,984	—	18,832

Total current assets	823,965	101,164	12,139	937,267

Fixed assets:
Property and equipment, net	1,814,942	135,744	—	1,950,686

Total fixed assets	1,814,942	135,744	—	1,950,686

TOTAL ASSETS	$2,638,906	$236,908	$12,139	$2,887,953

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Current liabilities:
Accounts payable & accrued expenses	$62,573	$55,240	$135	$117,947
Notes payable, net of deferred interest	74,935	92,581	—	167,515
Current portion of long-term debt	10,000	—	—	10,000

Total current liabilities	147,507	147,821	135	295,463

Long-term portion of amounts due under acquisition agreement, net of def. interest	597,815	11,754	—	—

TOTAL LIABILITIES	745,323	159,574	135	905,032

Stockholders’ equity:
Common Stock	21,307	2,000	1,500	24,807
Additional paid-in capital - Common stock	2,893,993	63,030	9,986	2,967,008
Accumulated (deficit) during development stage	(1,021,716)	12,304	518	(1,008,894)

Total stockholders’ equity	1,893,584	77,333	12,004	1,982,921

TOTAL LIABILITIES AND S/H EQUITY	$2,638,906	$236,908	$12,139	$2,887,953

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED INCOME STATEMENT
FOR THE PERIOD JANUARY 1, 2002 THROUGH MAY 31, 2002
UNAUDITED

	CDA	LVM	LVRE	COMBINED

REVENUES:
Marketing revenues and commissions	$23,371	$—	$269,177	$292,548
Licensing agreements	440,000	—	—	440,000
Loan origination	25,753	3,835,156	—	3,860,909
Rental income	—	37,340	—	37,340

Total revenues	489,124	3,872,496	269,177	4,630,796

EXPENSES:
Selling, general and administrative	$563,148	$4,059,721	$258,321	$4,881,190
Depreciation expense	126,917	—	—	126,917

Total expenses	690,065	4,059,721	258,321	5,008,107

OPERATING INCOME (LOSS)	(200,941)	(187,225)	10,856	(377,311)
OTHER INCOME/(EXPENSES):
Interest expense	(94,461)	(502)	—	(94,963)

Total other income/(expenses)	(94,461)	(502)	—	(94,963)

NET ORDINARY INCOME (LOSS)	$(295,402)	$(187,728)	$10,856	$(472,274)

CONSUMER DIRECT OF AMERICA
PROFORMA CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDING 2001
UNAUDITED

	CDA	LVM	LVRE	COMBINED

REVENUES:
Marketing revenues and commissions	$31,902	$—	$116,611	$148,513
Licensing agreements	49,833	—	—	49,833
Loan origination	48,663	7,788,141	—	7,836,804
Rental income	—	58,304	—	58,304

Total revenues	130,398	7,846,445	116,611	8,093,454

EXPENSES:
Selling, general and administrative	$1,036,369	$7,740,144	$126,949	$8,903,461
Depreciation expense	150,028	—	—	150,028

Total expenses	1,186,396	7,740,144	126,949	9,053,489

OPERATING INCOME (LOSS)	(1,055,998)	106,301	(10,337)	(960,035)
OTHER INCOME/(EXPENSES):
Interest expense	(44,186)	(173)	—	(44,359)
Other income	—	110	—	—

Total other income/(expenses)	(44,186)	(63)	—	(44,249)

NET ORDINARY INCOME (LOSS)	$(1,100,184)	$106,238	$(10,337)	$(1,004,284)